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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)

                                 March 17, 1998


                           ABM INDUSTRIES INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                            1-8929                         94-1369354
----------------------------------    ---------------------------    -------------------------------
    (State of incorporation )         (Commission File Number)       (IRS Employer Identification
                                                                     No.)

        160 Pacific Avenue
        Suite 222
        San Francisco, CA                                              94111
----------------------------------                                   ----------
(Address of principal executive                                      (Zip Code)
offices)


                                 (415) 733-4000
        -----------------------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

              50 Fremont St., 26th Floor, San Francisco, CA 94105
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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        ITEM 5.  OTHER EVENTS.

               The rights issued pursuant to the current stockholders rights plan adopted in 1988 by ABM Industries Incorporated, a Delaware corporation (the "Company"), will expire by their terms at the close of business on April 22, 1998. On March 17, 1998, the Board of Directors of the Company approved a replacement stockholders rights plan and, pursuant to which, declared a dividend of one right (a "Right") for each outstanding share of common stock, par value $.01 per share ("Common Stock"), of the Company held of record at the close of business on April 22, 1998, (the "Record Time"), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible or exchangeable securities outstanding at the Separation Time. The Rights will be issued pursuant to a Rights Agreement, dated as of March 17, 1998 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-thousandth of a share of Participating Preferred Stock, par value $.01 per share ("Preferred Stock"), for $175.00 (the "Exercise Price"), subject to adjustment. The Preferred Stock is designed so that each one one-thousandth of a share of Preferred Stock has economic and voting terms similar to those of one share of Common Stock.

               The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Separation Time")
(i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, and (ii) the first date (the "Flip-in Date") of public announcement by the Company or an Acquiring Person that a Person has become an Acquiring Person; provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause
(i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made.

               An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 20% or more of the outstanding shares of Voting Stock, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company or any wholly-owned subsidiary of the Company, (ii) any person who is the Beneficial Owner of 20% or more of the outstanding Voting Stock as of the date of the Rights Agreement or who shall become the Beneficial Owner of 20% or more of the outstanding Voting Stock solely as a result of an acquisition of Voting Stock by the Company, until such time as such Person acquires additional Voting Stock, other than through a dividend or stock split,
(iii) any Person who Beneficially Owns shares of Voting Stock consisting solely of (A) shares of Voting Stock acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company at a time at which there is no Acquiring Person, (B) shares of Voting Stock owned by such Person and its Affiliates and Associates at the time of such grant and (C) shares of Voting Stock, amounting to less than 1% of the outstanding Voting Stock,



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acquired by Affiliates and Associates of such Person after the time of such grant, or (iv) Theodore Rosenberg and Sydney J. Rosenberg, individually and as members of a group, and any trust or foundation to which either Theodore Rosenberg or Sydney J. Rosenberg has transferred or may transfer shares of Common Stock, and any Person who acquires shares of Common Stock from Theodore Rosenberg, Sydney J. Rosenberg, or any such trust or foundation by gift, inheritance or in a transaction in which no consideration is exchanged. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to such foregoing, then such Person shall not be deemed to be an "Acquiring Person" for any purposes of the Rights Agreement. "Voting Stock" means shares of capital stock of the Company entitled to vote generally in the election of directors.

               The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

               The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on April 22, 2008, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into when there is no Acquiring Person (in any such case, the "Expiration Time").

               The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

               In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock or Preferred Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public announcement of an Acquiring Person's



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becoming such (the "Stock Acquisition Date") that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price.

               In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Voting Stock, elect to exchange all or part of the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

               Whenever the Company shall become obligated to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-thousandth of a share of Preferred Stock for each share of Common Stock so issuable.

               In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company, or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) directly or by sale of stock, assets or control of assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) as of the end of the most recently completed fiscal year or (B) generating more than 50% of the operating income or cash flow during the most recently completed fiscal year, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company, then any such transactions or events shall constitute a "Flip-over Transaction or Event" under the Rights Agreement.

               The Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur , such Flip-over Transaction or Event until it shall have duly entered into a binding and enforceable supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of



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the Rights Agreement, that number of shares of common stock of the Flip-over
Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement, but the Company's obligations under the Rights Agreement will not be discharged and will continue in full. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates and others with whom it is acting in concert counted together as a single Person.

               The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

               The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including without limitation, the right to vote or to receive dividends.

               The Rights have certain anti-takeover effects and can cause substantial dilution to a person or group that acquires 20% of more of the Common Stock on terms not approved by the Board of Directors of the Company. The Rights should not, however, interfere with any merger or other business combination that the Board finds to be in the best interests of the Company and its stockholders because the Rights can be redeemed by the Board on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.

               As of April 16, 1998, there were approximately 21,119,930 shares of Common Stock issued and outstanding. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

               The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and the other exhibits incorporated by reference below.

ITEM 7.  EXHIBITS.

        (4.1)   Rights Agreement, dated as of March 17, 1998 (the "Rights
                Agreement"), between ABM Industries Incorporated and ChaseMellon
                Shareholder Services, L.L.C., as Rights Agent, including the forms of Rights Certificate and of Election to Exercise, included in Exhibit A to the Rights Agreement and the form of Certificate of Designation and Terms of Participating Preferred
                Stock of the Company, included in Exhibit B to the Rights



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
                Agreement (incorporated herein by reference to Exhibit (1) to the Registrant's Registration Statement on Form 8-A dated March
                18, 1998).

        (99.1)  Press release, dated March 17, 1998, issued by the Company.

        (99.2)  Form of Letter to Stockholders, together with Summary of Rights
                Plan.



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                                    SIGNATURE


                      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ABM INDUSTRIES INCORPORATED



                                                   By:  /s/ William W. Steele
                                                      --------------------------
                                                   Name:  William W. Steele
                                                   Title:  President and Chief
                                                           Executive Officer


Dated:  April 17, 1998




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                                  EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION
-----------         -----------
        (4.1)       Rights Agreement, dated as of March 17, 1998 (the "Rights
                    Agreement"), between ABM Industries Incorporated and
                    ChaseMellon Shareholder Services, L.L.C., as Rights Agent,
                    including the forms of Rights Certificate and of Election to
                    Exercise, included in Exhibit A to the Rights Agreement and the form of Certificate of Designation and Terms of
                    Participating Preferred Stock of the Company, included in
                    Exhibit B to the Rights Agreement (incorporated herein by
                    reference to Exhibit (1) to Registrant's Registration
                    Statement on Form 8-A dated March 18, 1998).

        (99.1)      Press Release, dated March 17, 1998, issued by the Company

        (99.2) Form of Letter to Stockholders, together with Summary of Rights Plan



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